                                                                  Exhibit 31.1
                                  CERTIFICATION

I, Larry Halstead, CFO, certify that:

1. I have reviewed this quarterly report on Form 10-Q of Competitive  Companies,
Inc.;

2. Based on my  knowledge,  this  quarterly  report  does not contain any untrue statement of a material fact or omit to state a material fact  necessary to make the statements made, in light of the  circumstances  under which such statements were made, not  misleading  with respect to the period covered by this quarterly report;

3.  Based  on my  knowledge,  the  financial  statements,  and  other  financial information  included in this quarterly  report,  fairly present in all material respects the financial  condition,  results of operations  and cash flows of the registrant as of, and for, the periods presented in this quarterly report;

4. I am responsible for  establishing  and maintaining  disclosure  controls and procedures  (as defined in Exchange Act Rules  13a-15(e) and  15d-15(e)) for the
registrant and we have:

     a)  designed  such  disclosure  controls  and  procedures,  or caused  such disclosure  controls and  procedures to be designed  under our  supervision,  to ensure that material  information relating to the registrant is made known to us by others within the Corporation,  particularly  during the period in which this quarterly report is being prepared;

     b) evaluated the effectiveness of the registrant's  disclosure controls and procedures and presented in this report our conclusions  about the effectiveness of the disclosure  controls and procedures,  as of the end of the period covered by this report based on such evaluation; and

     c) disclosed in this report any change in the registrant's internal control over  financial  reporting  that occurred  during the  registrant's  most recent fiscal  quarter  that  has  materially  affected,  or is  reasonably  likely  to materially affect, the registrant's  internal control over financial  reporting;
and

5. I have disclosed, based on my most recent evaluation of internal control over financial  reporting,  to the  registrant's  auditors and the audit committee of registrant's board of directors (or persons performing the equivalent function):

     a) all significant  deficiencies  and material  weaknesses in the design or operation of internal  control over  financial  reporting  which are  reasonably likely  to  adversely  affect  the  registrant's  ability  to  record,  process, summarize and report financial information; and

     b) any fraud,  whether or not material,  that involves  management or other employees who have a significant role in the registrant's  internal control over financial reporting.

Date: November 17, 2003

     /s/ LARRY HALSTEAD
         Larry Halstead
         CFO

                                                                                                                           Exhibit 31.2